CONTINGENCIES	12 Months Ended
Dec. 31, 2021
CONTINGENCIES
CONTINGENCIES

25. CONTINGENCIES

In the context of disputes between the Corporation and a competitor, legal proceedings have been initiated by the Corporation and against the Corporation. At this stage of proceedings, management of the Corporation is in the opinion that the outcome is not expected to have a material adverse effect on the Corporation’s results or on its financial position.

There are also a number of other legal proceedings against the Corporation that are pending. Generally, management of the Corporation establishes provisions for claims or actions considering the facts of each case. The Corporation cannot determine when and if any payment will be made related to these legal proceedings.

In August 2021, a competitor launched legal proceedings in Federal Court contesting the awarding of licences in the 3500 MHZ band in Western Canada to Videotron (note 12). This case is currently before the Court.

On August 15, 2019, the CRTC issued an order to finalize the rates, retroactively to March 31, 2016, at which the large cable and telephone companies provide aggregated wholesale access to their high-speed Internet networks. The interim rates in effect since 2016 had been invoiced to resellers and accounted for in the Corporation’s consolidated financial statements on the basis of the effective date of March 31, 2016. The new proposed rates were substantially lower than the interim rates. On May 27, 2021, the CRTC restored, in a final decision, the interim rates that had been in effect since 2016. Accordingly, no adjustments are necessary to the consolidated financial statements.